The Washington Water Power Company

                                     $250,000,000

                             Medium-Term Notes, Series C


                                Distribution Agreement
                                ----------------------


                                                                     , 1998
                                                               ------


          Morgan Stanley & Co. Incorporated
          1585 Broadway
          New York, New York  10036


          Merrill Lynch, Pierce, Fenner & Smith Incorporated

          World Financial Center
          250 Vesey Street
          New York, New York  10281


          Salomon Brothers Inc
          7 World Trade Center
          New York, New York  10048


          Ladies and Gentlemen:

                    The Washington Water Power Company, a Washington corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series C (the "Securities") in an aggregate principal amount up to $250,000,000 and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

                    Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement, substantially in the form of Annex I hereto (each a "Terms Agreement"), relating to such sale in accordance with Section 2(b) hereof.


                    The Securities will be issued as a series under the
          Company's Indenture, dated as of           , 1998, to The Chase
                                           ------- --
          Manhattan Bank, as trustee (the "Trustee") as it will be
          supplemented by an Officer's Certificate dated          , 1998
                                                         ------ --
          (said Indenture, as so supplemented and as it may be amended and further supplemented being hereinafter referred to as the "Indenture"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.


                    1. The Company represents and warrants to, and agrees with, each Agent that:


                         (a)  The Company has carefully prepared in
               conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations of the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-3, as amended by Amendment No. 1 to the Registration Statement (File No. 333-39551) (the "Registration Statement") for the registration of $250,000,000 in aggregate principal amount of its Debt Securities. The Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. No Debt Securities registered under the Registration Statement have been issued. A prospectus supplement setting forth the terms of the Securities and of their sale and distribution (the "Prospectus Supplement") has been or will be so prepared and will be filed pursuant to Rule 424 under the Act. The Registration Statement (including exhibits, but excluding the Statement of Eligibility on Form T-1) in the form in which it became effective, and as amended to the date hereof, is herein referred to as the "Registration Statement"; the prospectus included as a part of the Registration Statement, as such prospectus may have been amended to the date hereof, is hereinafter referred to as the "Basic Prospectus"; and the Basic Prospectus, as supplemented by the Prospectus Supplement, is herein referred to as the "Prospectus"; provided, however, that (i) any reference herein to the terms "Registration Statement", "Basic Prospectus" or "Prospectus" shall be deemed to refer to and include the documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act,
               (ii) any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any documents filed after the date of the Prospectus pursuant to
               Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference, (iii) any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by any supplement to the Prospectus that sets forth only the terms of a particular tranche of the Securities (a "Pricing Supplement") filed in accordance with Section 4(a) hereof) in relation to the Securities sold pursuant to this Agreement, in the form filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing) and (iv) no prospectus supplement to the Basic Prospectus which relates to securities of the Company other than the Securities shall be deemed to be a part of the Basic Prospectus or the Prospectus;


                         (b) The Registration Statement when it became effective complied, and the Prospectus and any amendments or supplements thereto will comply, in all material respects with the applicable provisions of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto, and as of the applicable date referred to in Section 4(g) hereof and as of the applicable filing date in the case of the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any such document in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use in the preparation thereof;

                         (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, and the applicable rules and regulations of the Commission thereunder, and none of such documents included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will comply in all material respects with the applicable requirements of the Act or the Exchange Act, and the applicable rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any such document in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use in the preparation thereof;

                         (d) Except as set forth in or contemplated by the Prospectus as amended or supplemented, (i) since the date as of which information is given in the Prospectus as amended or supplemented there has not been any material adverse change in the condition of the Company and its subsidiaries as a whole, financial or otherwise, (ii) since the date of the Prospectus as amended or supplemented there has not been any transaction entered into by the Company or any subsidiary thereof which is material to the Company and its subsidiaries as a whole other than transactions in the ordinary course of business and (iii) neither the Company nor any of its subsidiaries has any contingent obligation which is material to the Company and its subsidiaries as a whole;

                         (e) The Securities have been duly authorized, and when issued and delivered pursuant to this Agreement and any Terms Agreement, and duly authenticated by the Trustee pursuant to the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument; the Indenture is, and the Securities, when authenticated, issued and delivered as aforesaid, will be, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; and the Indenture and the Securities of any particular tranche will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to the Securities of such tranche;

                         (f) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation by the Company of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of any statute or the Restated Articles of Incorporation, as amended, or the Bylaws, as amended, of the Company or, to the best of the Company's knowledge, information or belief, any order, rule or regulation of any court or any federal or state regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, and such consents, approvals, authorizations, filings or registrations as may be required by the Washington Utilities and Transportation Commission, the California Public Utilities Commission, the Idaho Public Utilities Commission and the Public Utility Commission of Oregon, in each case in the manner contemplated hereby;

                         (g) Except as set forth in or contemplated by the Prospectus, as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                         (h) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of Securities registered under the Registration Statement.

                    2. (a) On the basis of the representations and warranties, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable best efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, which consent shall not unreasonably be withheld, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of nine months to 40 years except pursuant to this Agreement or any Terms Agreement, or except pursuant to a private placement not constituting a public offering under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale. These provisions shall not limit Section 4(f) hereof or any similar provisions included in any Terms Agreement.

                    Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

                    The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time after the Commencement Date (as defined in Section 3), for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

                    The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:
                                                           Commission
                                                         (percentage of
                                                            aggregate
                                                        principal amount
                      Range of Maturities              of Securities sold)
                      -------------------              -------------------


           From 9 months to less than 1 year                 0.125%

           From 1 year to less than 18 months                0.150%

           From 18 months to less than 2 years               0.200%

           From 2 years to less than 3 years                 0.250%

           From 3 years to less than 4 years                 0.350%

           From 4 years to less than 5 years                 0.450%

           From 5 years to less than 6 years                 0.500%

           From 6 years to less than 7 years                 0.550%

           From 7 years to less than 10 years                0.600%

           From 10 years to less than 15 years               0.625%

           From 15 years to less than 20 years               0.700%

           From 20 years to less than 30 years               0.750%

           From 30 years to 40 years                         0.875%

                    (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree in writing or orally) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent; it being understood that (unless the Company and such Agent shall otherwise agree in writing) any such oral agreement relating to the sale of Securities to such Agent as principal (i) shall be deemed to incorporate all the terms and conditions set forth in the form of Terms Agreement attached hereto as Annex I and (ii) shall be promptly confirmed in writing. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof.

                    For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure and the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

                    Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery."

                    3.   The documents required to be delivered pursuant to
          Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed by the parties thereto (such time and date being referred to herein as the "Commencement Date").

                    4.   The Company covenants and agrees with each Agent:

                    (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date to which any Agent shall reasonably disapprove by notice to the Company promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be reasonably disapproved by notice to the Company by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the third business day following the date on which such Pricing Supplement is first used; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon; (iv) to file in a timely manner all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such period to advise such Agent, promptly after the Company received notices thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly every reasonable effort to obtain its withdrawal; and (vi) to notify the Agents promptly of any change in the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company (including the Securities) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Securities or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Securities or any such debt securities.

                         (b)  Promptly from time to time to take such
               action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as may be approved by the Company and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, or to comply with any other requirement reasonably deemed by the Company to be unduly burdensome;

                         (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, in such quantities as such Agent may reasonably request from time to time, and with copies of the documents incorporated by reference therein; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary at such time to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented or to file any document under the Exchange Act that will correct such statement or omission or effect such compliance; provided, however, that, should such event relate solely to activities of any Agent, then such Agent shall assume the expense of preparing and furnishing any such amendment or supplement; and provided, further, that if at such time such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement. For the purposes of this subsection (c), the Company shall be entitled to assume that a Prospectus shall no longer be required to be delivered under the Act from and after the date six months from the date of the purchase thereof by an Agent as principal, unless it shall have received notice from such Agent to the contrary;

                         (d) To make generally available to its security-holders as soon as practicable, but in any event not later than eighteen months after (i) the effective date of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and
               (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                         (e) For the period ending five years from the date any Securities are sold by the Company pursuant to an offer solicited by such Agent, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent
               (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                         (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, it will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company in a public offering which both mature more than nine months after such Time of Delivery and are substantially similar to the Securities, without the prior written consent of such Agent;

                         (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

                         (h) That reasonably in advance of each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement) and each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, of New York, New York, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent such opinion or opinions referred to in Section 6(c) hereof;

                         (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (except for a Current Report on Form 8-K that is filed solely for the purpose of filing exhibits pursuant to Item 601 of Regulation S-K, unless the Agent shall otherwise reasonably request), and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Paine, Hamblen, Coffin, Brooke & Miller LLP, of Spokane, Washington, General Counsel for the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in
               Section 6(d) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

                         (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (except for a Current Report on Form 8-K that is filed solely for the purpose of filing exhibits pursuant to Item 601 of Regulation S-K, unless any Agent shall reasonably request), and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Reid & Priest LLP, of New York, New York, counsel for the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in
               Section 6(e) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date), or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

                         (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented, other than by a Pricing Supplement, and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(f) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(f) hereof which was last furnished to such Agent;

                         (l) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (except for a Current Report on Form 8-K that is filed solely for the purpose of filing exhibits pursuant to Item 601 of Regulation S-K, unless any Agent shall otherwise reasonably request), and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(1) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 6(i) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said
               Section 6(i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

                         (m) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 6(a), 6(g) or 6(h) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(m), for the respective judgments referred to therein of an Agent with respect to certain matters referred to in such Sections 6(a), 6(g) and 6(h), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(g) and 6(h) on behalf of any such person);

                         (n)  That prior to the issue and sale of
               Securities, the Company will have received all consents, approvals, authorizations, orders, registrations and qualifications of or with any court or any federal or state regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its properties which are legally required for the issuance by the Company of such Securities, except for consents, approvals, authorizations, registrations or qualifications which may be required under the state securities or Blue Sky laws as to which no covenant is made except as provided in
               Section 4(b) hereof.

                    5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following:
          (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the fees, disbursements and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder; (iii) the cost of printing, preparing by word processor or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
          (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
          (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; (x) all other reasonable costs, and expenses incident to the performance of the Agents' obligations hereunder which are not otherwise specifically provided for in this Section; and
          (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 8 and 9 hereof, each Agent shall pay all other expenses it incurs, including any expenses that may be incurred pursuant to
          Section 4(c) hereof.

                    6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(1) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                         (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall be pending before, or to the knowledge of the Company or the Agent contemplated by, the Commission; and (iii) all requests of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of such Agent;

                         (b) There shall have been issued and there shall be in full force and effect, appropriate orders of the Washington Utilities and Transportation Commission, the California Public Utilities Commission, the Idaho Public Utilities Commission and the Public Utility Commission of Oregon permitting the issuance and sale of the Securities on the terms herein set forth or contemplated, and containing no provision reasonably unacceptable to the Agents (it being understood that no such order in effect on the date of this Agreement contains any such unacceptable provision);

                         (c) Sullivan & Cromwell, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(c) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinions or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering such opinion or opinions, Sullivan & Cromwell may rely, as to the incorporation of the Company and as to all other matters governed by Washington, California, Idaho, Montana or Oregon law, upon the opinion of Paine, Hamblen, Coffin, Brooke & Miller referred to below;

                         (d) Paine, Hamblen, Coffin, Brooke & Miller LLP, General Counsel for the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III.

                         In rendering such opinion or opinions, Paine,
               Hamblen, Coffin, Brooke & Miller may rely as to all matters governed by New York law and Federal laws relating to the issuance and sale of securities upon the opinion of Reid & Priest LLP referred to below;

                         (e) Reid & Priest LLP, counsel for the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex IV.

                         In rendering such opinion or opinions, Reid &
               Priest LLP may rely, as to the incorporation of the Company and as to all other matters governed by Washington, California, Idaho, Montana or Oregon law, upon the opinion of Paine, Hamblen, Coffin, Brooke & Miller referred to above;

                         (f) Not later than 11:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex V hereto;

                         (g) Except as set forth in or contemplated by the Prospectus, as amended or supplemented, (A) since the respective dates as of which information is given in the Prospectus, as amended or supplemented, there has not been any material adverse change in the condition of the Company and its subsidiaries as a whole, financial or otherwise,
               (B) since such dates there has not been any transaction entered into by the Company or any subsidiary thereof which is material to the Company and its subsidiaries as a whole other than transactions in the ordinary course of business, and (C) neither the Company nor any of its subsidiaries has any contingent obligation which is material to the Company and its subsidiaries as a whole, and the effect of which, in any such case, is in the reasonable judgment of such Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                         (h) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) trading of any securities of the Company shall have been suspended or limited on any securities exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities;
               (iv) the outbreak of major hostilities or the material escalation of existing hostilities so as to result in major hostilities, or the declaration by the United States of a national emergency or war, or other national or international calamity or crisis; or (v) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act) or the placing by any such organization of the Company's outstanding debt securities or preferred stock on what is commonly termed a "watch list" for possible downgrading; provided, however, that in the case of any event described in clause (iv) or clause (v) above, the effect of such event, in the reasonable judgment of such Agent, shall make it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities, the purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, or the enforcement of contracts for the sale of Securities, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented; and

                         (i) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(1) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company in all material respects of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (g) of this Section 6, and as to such other matters as such Agent may reasonably request.

                    7. The obligation of the Company to sell and deliver Securities, pursuant to any Terms Agreement or otherwise, shall in each case be subject to the following conditions:

                         (a) On the Settlement Date for the Securities or Time of Delivery, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending before, or to the knowledge of the Company or the Agent contemplated by, the Commission.

                         (b) At or before the Settlement Date or Time of Delivery, as the case may be, there shall have been issued, and there shall be in full force and effect, appropriate orders of the Washington Utilities and Transportation Commission, the California Public Utilities Commission, the Idaho Public Utilities Commission and the Public Utility Commission of Oregon permitting the issuance and sale of the Securities on the terms herein set forth or contemplated, and containing no provision reasonably unacceptable to the Company (it being understood that no such order in effect on the date of this Agreement contains any such unacceptable provision).

                    If any of the conditions specified above in this Section shall not have been fulfilled, the Terms Agreement may be terminated by the Company without liability on the part of any party to any other party, except for the obligation of the Company to pay certain expenses to the extent provided for in Sections 6(h) and 6(i) hereof and except for any liability under
          Section 8 hereof.

                    8. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for use in the preparation thereof; and provided, further, that, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Agent on account of any such losses, claims, damages or liabilities (or actions in respect thereof) arising from the sale of the Securities by or through such Agent to any person if a copy of the Prospectus as it then may be amended or supplemented (exclusive of the Incorporated Documents) shall not have been given or sent to such person by such Agent with or prior to the written confirmation of the sale involved to the extent that (i) the Prospectus as so amended or supplemented would have cured the defect in such document giving rise to such losses, claims, damages or liabilities, (ii) sufficient quantities of the Prospectus as so amended or supplemented were timely made available to such Agent and (iii) such Agent shall not have reasonably objected to such amendment or supplement pursuant to Section 4(a) hereof.

                    (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

                    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

                    (d)  If the indemnification provided for in this
          Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates and the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this sub-section (d) shall, except as limited by subsection (c) above, be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by it or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

                    (e)  The obligations of the Company under this
          Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 8 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                    9. (a) Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason.

                    (b) If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

                    10. The respective indemnities, agreements, repre-sentations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

                    11. The provisions of this Agreement relating to the solicitation of offers to purchase securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred,
          (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), Section 4(d),
          Section 4(e), Section 5, Section 8, Section 9 and Section 10 hereof are concerned.


                    12. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Morgan Stanley & Co. Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 1585 Broadway, 2nd Floor, New York, New York 10036, Facsimile Transmission No. (212) 761-0780, Attention: Manager - Continuously Offered Products, Telephone No. (212) 761-2000, with a copy to 1585 Broadway, 34th Floor, New York, New York 10036, Facsimile Transmission No. (212) 761-0260, Attention: Peter Cooper, Investment Banking Information Center, Telephone No.
          (212) 761-8385, and if to Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 250 Vesey Street, New York, New York 10281, Facsimile Transmission No.
          (212) 449-2231, Attention:  MTN Product Management, Telephone No.
          (212) 449-7476, and if to Salomon Brothers Inc shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 7 World Trade Center, New York, New York, 10048, Facsimile Transmission No. (212) 783-2274,
          Attention: Medium-Term Note Department, Telephone No. (212) 783-5897, and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 1411 East Mission Avenue, Spokane, Washington 99202,
          Attention: Treasurer, Facsimile Transmission No. (509) 482-4879, Telephone No. (509) 489-0500.


                    13. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 8, Section 9 and Section 10 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

                    14. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the office of the Commission in Washington, D.C. is open for business.

                    15. THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                    16. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

                    If the foregoing is in accordance with your under-standing, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                        Very truly yours,


                                        THE WASHINGTON WATER POWER COMPANY


                                        By:
                                           -------------------------------
                                           Title:


          Accepted in New York, New York
            as of the date hereof:


          MORGAN STANLEY & CO. INCORPORATED


          By:
             ------------------------------
               Title:


          MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


          By:
             ------------------------------
              Title:



          SALOMON BROTHERS INC



          By:
             ------------------------------
              Title:

                                                                    ANNEX I

                          The Washington Water Power Company

                             Medium-Term Notes, Series C

                                   Terms Agreement
                                   ---------------

                                                          , 19
                                        ------------------    --

          Morgan Stanley & Co. Incorporated
          1585 Broadway
          New York, New York  10036

          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          World Financial Center
          250 Vesey Street
          New York, New York 10281


          Salomon Brothers Inc
          7 World Trade Center
          New York, New York  10048


          Ladies and Gentlemen:


                    The Washington Water Power Company (the "Company") proposes, subject to the terms and conditions stated herein and
          in the Distribution Agreement, dated         , 1998 (the
                                               ----- --
          "Distribution Agreement"), between the Company on the one hand and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc (the "Agents") on the other, to issue and sell to [Morgan Stanley & Co. Incorporated] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [Salomon Brothers Inc] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.


                    An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.


                    Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [Morgan Stanley & Co. Incorporated] [Salomon Brothers Inc] and [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [Morgan Stanley & Co. Incorporated] [Salomon Brothers Inc] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.


                    If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                         THE WASHINGTON WATER POWER COMPANY


                                         By:
                                            ----------------------------

          Accepted in New York, New York,
            as of the date hereof:


          [MORGAN STANLEY & CO. INCORPORATED


          By:
             --------------------------------
             Title:]


          [MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED





          By:
             --------------------------------
             Title:]



          [SALOMON BROTHERS INC



          By:
             --------------------------------
             Title:]

                                                        Schedule to Annex I


          Title of Purchased Securities:
          -----------------------------

               Medium-Term Notes, Series C

          Aggregate Principal Amount:
          --------------------------

               $

          [Price to Public:]


          Purchase Price by: [Morgan Stanley & Co. Incorporated] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [Salomon Brothers Inc]


                    % of the principal amount of the Purchased Securities
          [, plus accrued interest from      to      ] [and accrued
          amortization, if any, from      to      ]

          Method of and Specified Funds for Payment of Purchase Price:
          -----------------------------------------------------------

                    [By certified or official bank check or checks, payable to the order to the Company, in [New York Clearing House] [immediately available] funds]

                    [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

          Time of Delivery:
          ----------------

          Closing Location:
          ----------------

          Maturity:
          --------

          Interest Rate:
          -------------

                    %

          Interest Payment Dates:
          ----------------------

                    [months and dates]

          Documents to Delivered:
          ----------------------

                    The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

                   [(1) The opinion or opinions of counsel to the Agents referred to in Section 4(h).]

                   [(2) The opinion of counsel to the Company referred to in Section 4(i).]

                   [(3) The opinion of counsel to the Company referred to in Section 4(j).]

                   [(4)  The accountants' letter referred to in Section
                         4(k).]

                   [(5)  The officers' certificate referred to in Section
                         4(1).]

          Other provisions (including Syndicate Provisions, if applicable):
          ----------------------------------------------------------------

                                                                   ANNEX II

                          The Washington Water Power Company

                               Administrative Procedure
                               ------------------------


                    This Administrative Procedure relates to the Securities
          defined in the Distribution Agreement, dated         , 1998 (the
                                                       ----- --
          "Distribution Agreement"), between The Washington Water Power Company (the "Company") and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc (the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus (as defined therein), as amended or supplemented, or the Indenture referred to below.


                    The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent."


                    The Securities will be issued under the Company's
          Indenture, dated as of       , 1998, to The Chase Manhattan Bank,
                                 ---- -
          as trustee (the "Trustee") as it will be supplemented by an
          Officer's Certificate dated           , 1998 (such Indenture, as
                                      ------- --
          so supplemented and as it may be amended and further supplemented, being hereinafter referred to as the "Indenture"). The Chase Manhattan Bank ("Chase") will act as paying agent for the payment of principal and of premium, if any, and interest on the Securities, and will perform in various capacities unless otherwise specified by the Company or agreed by the parties, the other duties specified herein.


                    The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

                    Each tranche of the Securities will be represented entirely by either a Global Security (as defined below) delivered to Chase, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Security") or by a certificate(s) issued as a registered Security or Securities delivered to the holder(s) thereof or a person(s) designated by such holder(s) (a "Certificated Security"). An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security except under the limited circumstances described in the Prospectus. An owner of a Certificated Security will not be entitled to become in lieu thereof the owner of a Book-Entry Security.

                    Administrative procedures and specific terms of the offering are explained below. Certificated Securities will be issued in accordance with the administrative procedures set forth in Part I hereof and Book-Entry Securities will be issued in accordance with the administrative procedures set forth in Part II hereof. Administrative responsibilities and record-keeping functions not performed by Chase or DTC will be performed by the Company's Treasurer or its Assistant Treasurer.

          PART I:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

          Posting Rates by Company:
          ------------------------

                    The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish interest rates and maturities for an offering period ("posting") which shall, at all times, be within the limitations set forth by the Company's Board of Directors and in the orders of the Washington Utilities and Transportation Commission ("WUTC"), the California Public Utilities Commission ("CPUC"), the Idaho Public Utilities Commission ("IPUC") and the Public Utility Commission of Oregon ("OPUC") applicable to the issuance and sale of the Securities. If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

          Acceptance of Offers by Company:
          -------------------------------

                    Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

                    The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts as offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and Chase.

          Communication of Sale Information to Company by Selling Agent:
          -------------------------------------------------------------

                    After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                    (1) Whether the Security is a Certificated Security or a Book-Entry Security;

                    (2) Principal amount of Certificated Securities to be purchased;

                    (3) Interest rate, interest payment dates, including without limitation all necessary information with respect to Floating Rate Notes, and initial interest payment date;

                    (4)  Stated Maturity Date;

                    (5)  Issue Price;

                    (6) Selling Agent's commission or Purchasing Agent's discount or commission, as the case may be;

                    (7)  Net proceeds to the Company;

                    (8)  Settlement Date (Original Issue Date);

                    (9) If a redeemable Certificated Security, such of the following as are applicable:

                         (a)  Initial Redemption Date;

                         (b)  Initial Redemption Price (% of par);

                         (c) Amount (% of par) that the Redemption Price shall decline (but not below par) ("Reduction Percentage") and the dates on which such Redemption Price shall decline after the Initial Redemption Date; and

                         (d)  Redemption Limitation Date.

                   (10) Name, address and taxpayer identification number of the registered owner;

                   (11) Denomination of certificates to be delivered at Settlement; and

                   (12) All other information necessary to complete the form of Security prior to its authentication and delivery.

          Preparation of Pricing Supplement by Company:
          --------------------------------------------

                    If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement. The Company will arrange to have ten Pricing Supplements filed with the Commission not later than the close of business of the Commission on the third Business Day following the date on which such Pricing Supplement is first used and will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be. In addition, the Company will file as required copies of the Pricing Supplement with the applicable state regulatory authorities concurrently with the filing of the Pricing Supplement with the Commission.

          Delivery of Confirmation and Prospectus to Purchaser by Selling
          ---------------------------------------------------------------
          Agent:
          -----

                    The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the prospectus as amended or supplemented (including the Pricing Supplement) relating to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

          Date of Settlement:
          ------------------

                    The receipt by the Company of immediately available funds in payment for a Certificated Security shall constitute "Settlement" with respect to such Certificated Security. All orders accepted by the Company will be settled on a date (the "Settlement Date") which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to Settlement (a) on any other Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance, provided that such day shall be a Business Day.

          Instruction from Company to Trustee for Preparation of
          ------------------------------------------------------
          Certificated Securities:
          -----------------------

                    After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by Company Order by facsimile transmission or other acceptable written means.

                    The Company will instruct the Trustee by Company Order by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day prior to the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company to the Trustee by 11:00 a.m., New York City time.

          Preparation and Delivery of Securities by Trustee and Receipt of
          ---------------------------------------------------------------
          Payment Therefor:
          ----------------

                    The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

                    In the case of a sale of Certificated Securities to a purchaser solicited by an Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent, at the address listed below, for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company's account at a bank designated by the Company and notified by the Company to the Selling Agent at least three days prior to the Settlement Date in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission. Any monies received by an Agent from a purchaser of Securities in payment of the purchase price of such Securities from the time the Trustee delivers the Securities to the Selling Agent to the time the Agent delivers payment for such Securities to the Company's account, as provided above, shall be held by such Agent, as agent of the Company.

                    In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery by the Purchasing Agent of a receipt therefor. On the Settlement Date, the Purchasing Agent will deliver payment for such Certificated Securities in immediately available funds, or otherwise pursuant to the Terms Agreement, to the account of the Company as designated in the preceding paragraph in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

          Failure of Purchaser to Pay Selling Agent:
          -----------------------------------------

                    If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (promptly confirmed in writing) or by facsimile transmission or by other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent the amount previously paid to the Company in respect of such Certificated Security. The Company will, in addition, reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company; provided, however, that the Selling Agent shall be entitled to no reimbursement hereunder if funds are returned on the day on which such funds had been previously credited to the account of the Company such that the Selling Agent is afforded a reasonable opportunity to invest such funds at an overnight rate on such day; and provided further that if the Selling Agent is denied the use of such funds due to its failure to return the relevant Certificated Security to the Trustee in a timely manner it shall only be entitled to reimbursement hereunder in an amount equal to the amount that would have been earned on such funds had such funds been on deposit at an overnight rate during the period between their credit to the account of the Company and their reimbursement to the Agent.

                    The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, dispose of the Certificated Security.

          Delivery of the Certificated Securities:
          ---------------------------------------

                    Unless otherwise notified by any Agent to the Trustee, the Trustee shall deliver the Certificated Securities in accordance with the procedures set forth above to any Agent (as the case may be) at the following addresses:







          PART II:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY SECURITIES

                    In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by DTC, Chase will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and Chase to DTC, dated the date hereof, and a Medium-Term Note Certificate Agreement between Chase and DTC, dated as of December 2, 1988 ("Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

          Posting Rates by Company:
          ------------------------

                    The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish interest rates and maturities for an offering period ("posting") which shall, at all times, be within the limitations set forth in the orders of the WUTC, CPUC, IPUC and OPUC applicable to the issuance and sale of the Securities. If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

          Acceptance of Offers by Company:
          -------------------------------

                    Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

                    The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and Chase.

          Communication of Book-Entry Information to the Company by Selling
          -----------------------------------------------------------------
          Agent and Settlement Procedures:
          -------------------------------

                    A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth below under "Settlement Procedure Timetable", the following details of the terms of such offer (the "Book-Entry Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                    (1) Whether the Security is a Certificated Security or a Book-Entry Security;

                    (2) Principal amount of Book-Entry Securities to be purchased;

                    (3) Interest rate, interest payment dates, including without limitation all necessary information with respect to Floating Rate Notes, and initial interest payment date;

                    (4)  Stated Maturity Date;

                    (5)  Issue Price;

                    (6) Selling Agent's commission or Purchasing Agent's discount or commission, as the case may be;

                    (7)  Net proceeds to the Company;

                    (8)  Settlement Date (Original Issue Date);

                    (9) If a redeemable Book-Entry Security, such of the following as are applicable:

                         (a)  Initial Redemption Date;

                         (b)  Initial Redemption Price (% of par);

                         (c) Amount (% of par) that the Redemption Price shall decline (but not below par) ("Reduction Percentage") and the dates on which such Redemption Price shall decline after the Initial Redemption Date; and

                         (d)  Redemption Limitation Date.

                   (10) Exact name in which the Book-Entry Security is to be registered, if other than Cede & Co.;

                   (11) Denomination of certificates to be delivered at Settlement; and

                   (12) All other information necessary to complete the form of Security prior to its authentication and delivery.

                    B. The Company will advise Chase by Company Order in writing or by facsimile or electronic transmission of the information set forth in Settlement Procedure "A" above, and the name of such Agent. Chase will assign a CUSIP number to the Global Security representing such Book-Entry Security and will notify the Company by telephone of such CUSIP number as soon as practicable.

                    C. Chase will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC's Underwriting Department, such Agent and Standard & Poor's Corporation:

                    (1) The applicable Book-Entry Information set forth in Settlement Procedure A;

                    (2) Identification numbers of the participant accounts maintained by DTC on behalf of Chase or the Agent, as the case may be;

                    (3)  Identification as a Book-Entry Security;

                    (4) Initial Interest Payment Date for such Book-Entry Security and amount of interest payable on such Interest Payment Date;

                    (5) CUSIP number of the Global Security representing such Book-Entry Security; and

                    (6) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time).

                    D. The Trustee will complete and authenticate the Global Security representing such Security, the form of which was previously approved by the Company, the Agents and the Trustee.

                    E. DTC will credit such Book-Entry Security to Chase's participant account at DTC.

                    F. Chase will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Book-Entry Security to Chase's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit Chase's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by Chase to DTC that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) Chase is holding such Global Security pursuant to the Certificate Agreement.

                    G. Such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

                    H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                    I. Upon confirmation of receipt of funds, Chase will transfer to a bank account designated by the Company, in immediately available funds, the amount transferred to Chase in accordance with Settlement Procedure F.

                    J. Upon request, Chase will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

                    K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                    DTC will, upon request of the Company or Chase, promptly furnish to the Company or Chase a list of the names and addresses of the participants for whom DTC has credited Book-Entry Securities.

          Preparation of Pricing Supplement by Company:
          --------------------------------------------

                    If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement. The Company will arrange to have the Pricing Supplements filed with the Commission not later than the close of business of the Commission on the third Business Day following the date on which such Pricing Supplement is first used or will arrange for such Pricing Supplement to be transmitted to the Commission by a means reasonably calculated to result in filing by such time and will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be. In addition, the Company will file as required copies of the Pricing Supplement with the applicable state regulatory authorities concurrently with the filing of the Pricing Supplement with the Commission.

          Delivery of Confirmation and Prospectus to Purchaser by Selling
          ---------------------------------------------------------------
          Agent:
          -----

                    The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) relating to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

          Date of Settlement:
          ------------------

                    The receipt by the Company of immediately available funds in payment for a Book-Entry Security shall constitute "Settlement" with respect to such Book-Entry Security. All orders accepted by the Company will be settled on a date (the "Settlement Date") which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement on any other Business Day after the acceptance of such offer in each case pursuant to the Settlement Procedures Timetable set forth below.

          Settlement Procedures Timetable:
          -------------------------------

                    For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for Settlement on the first Business Day after the sale date, Settlement Procedures A through J set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                    Settlement
                     Procedure          Time
                    -----------         ----

                         A-B            11 AM on the sale date
                         C              2 PM on the sale date
                         D              9 AM on the Settlement Date
                         E              10 AM on the Settlement Date
                         F              2 PM on the Settlement Date
                         G              4:45 PM on the Settlement Date
                         H-J            5 PM on the Settlement Date

                    If a sale is to be settled more than one Business Day after the sale date, (i) Settlement Procedure A shall be completed by 5 PM on the Business Day following the sale date or 11 AM on the Business Day prior to the Settlement Date, whichever is earlier, and (ii) Settlement Procedures B and C shall be completed as soon as practicable but no later than 2 PM on the Business Day prior to the Settlement Date.

                    Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in other events specified in SDFS operating procedure in effect on the Settlement Date.

                    If Settlement of a Book-Entry Security is rescheduled or canceled, the Company will instruct Chase to deliver to DTC a PTS cancellation message to such effect by no later than 12 Noon and on the Business Day immediately preceding the scheduled Settlement Date and Chase will enter such order by 2 PM on such Business Day through DTC's Participation Terminal System.

                    The Company will, as soon as practicable after the trade date for a Global Security (but no later than the dates and times, if any, specified in the Indenture), cause to be delivered to the Trustee an executed original of the Company Order for such Global Security as well as all other documents required to be delivered under the Indenture in connection with the issuance of such Global Security, unless already delivered.

          Failure to Settle
          -----------------

                    If Chase has not entered an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement
          Procedure F, the Company may instruct Chase to deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Book-Entry Security to Chase's participant account. DTC will process the withdrawal message, provided that Chase's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, Chase will mark such Global Security "canceled", make appropriate entries in Chase's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to less than the entire principal amount of the Book-Entry Securities represented by a Global Security, Chase will exchange such Global Security for two Global Securities, one of which shall represent the Book-Entry Security or Securities for which a withdrawal message has been processed and shall be canceled immediately after issuance and the other of which shall represent the Book-Entry Security previously represented by the surrendered Global Security with respect to which a withdrawal message has not been processed and shall bear the CUSIP number of the surrendered Global Security.

                    If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Book-Entry Security may enter SDFS deliver orders through DTC's Participant Terminal System debiting such Book-Entry Security to such Participant's account and crediting such Book-Entry Security to such Agent's participant account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to Chase's participant account, and shall notify the Company and Chase thereof. Thereafter, Chase will (i) immediately notify the Company of such order, once Chase has confirmed that such Book-Entry Security has been credited to its participant account, and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was previously credited to the account of the Company in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Agent in the performance of its obligations hereunder or under the Distribution Agreement, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company; provided, however, that the Selling Agent shall be entitled to no reimbursement hereunder if funds are returned on the day on which such funds had been previously credited to the account of the Company such that the Selling Agent is afforded a reasonable opportunity to invest such funds at an overnight rate on such day; and provided further that if the Selling Agent is denied the use of such funds due to its failure to return the relevant Security to the Trustee in a timely manner it shall only be entitled to reimbursement hereunder in an amount equal to the amount that would have been earned on such funds had such funds been on deposit at an overnight rate during the period between their credit to the account of the Company and their reimbursement to the Agent.

                    Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure D for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records.

                                                                  ANNEX III


             [FORM OF OPINION OF PAINE, HAMBLEN, COFFIN, BROOKE & MILLER]


                                                             ,
                                                  -------- --  ----



          Morgan Stanley & Co. Incorporated
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          Salomon Brothers Inc



          c/o  Morgan Stanley & Co. Incorporated
               1585 Broadway
               New York, New York 10036


          Ladies and Gentlemen:


                    This opinion is being delivered to you pursuant to
          Section     of the Distribution Agreement, dated          , 1998
                  ---                                      ------ --
          (the "Distribution Agreement"), between you as Agents and The Washington Water Power Company, a Washington corporation (the "Company"), relating to the issuance and sale from time to time by the Company of up to $250,000,000 in aggregate principal amount of its Medium-Term Notes, Series C (the "Notes"), to be
          issued under an Indenture, dated as of           , 1998, by and
                                                 ------- --
          between the Company and The Chase Manhattan Bank, as trustee (the "Trustee").


                    Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement. The Indenture (including the Officer's Certificate establishing the terms of the Notes) and the Notes are sometimes collectively referred to herein as the "Company Documents."


                    In connection with rendering this opinion, we have examined, or are generally familiar with, the following: (a) the Restated Articles of Incorporation, as amended, and the Bylaws, as amended, of the Company; (b) the Distribution Agreement; (c) the Company Documents; (d) a Certificate of Existence/Authorization issued by the Secretary of State of Washington, a Certificate of Corporate Status issued by the Secretary of State of Idaho, a Certificate of Authorization issued by the Secretary of State of Montana, a Certificate of Authorization issued by the Secretary of State of Oregon, and a Certificate of Status of Foreign Corporation issued by the Secretary of State of California, (e) the orders of the Washington Utilities and Transportation Commission ("WUTC"), the California Public Utilities Commission (the "CPUC"), the Idaho Public Utilities Commission (the "IPUC") and the Public Utility Commission of Oregon (the "OPUC"); (f) the registration statement
          (File No. 333-     ) (the "Registration Statement") filed by the
                        -----
          Company with the Securities and Exchange Commission (the "SEC") for the registration under the Securities Act of 1933, as amended (the "Act"), of $250,000,000 in aggregate amount of the Company's debt securities and for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Indenture, which Registration Statement, we are advised, became
          effective on          , 1998; (g) the final prospectus relating
                       ------- -
          to the Notes and the prospectus supplement dated          , 1998,
                                                           ------ --
          relating to such securities and filed with the SEC pursuant to Rule 424 under the Act; and (h) the documents incorporated by reference in the Registration Statement, as amended by Amendment No. 1 thereto, and the Prospectus, consisting of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "10-K"), in each case, together with all exhibits thereto (the "Incorporated Documents"). We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the certificates evidencing the Notes, except a specimen thereof.


                    As to various questions of fact (but not as to the legal conclusions contained therein) material to the opinions set forth below, in rendering such opinions we have relied, with your permission, upon certificates of public officials, certificates of officers or other employees of the Company, representations contained in the Distribution Agreement, the Company Documents and related documents, and other oral or written assurances by officers or other employees of the Company.

                    We are general counsel to the Company; general counsel to the following subsidiaries: Avista Corp., Avista Laboratories, Inc., Avista Advantage, Inc., WP International, Inc., Washington Irrigation and Development Company, and WP Finance Co.; and counsel to the following subsidiary: Avista Energy, Inc. In such capacity, we represent the Company and such subsidiaries to which we are general counsel on various matters referred to us by them, but not on all matters; and we represent Avista Energy, Inc. on certain specific matters referred to us by it (primarily with respect to energy purchase and sale transactions), but not on all matters and Avista Energy, Inc. has substantial engagements with other counsel to represent it on numerous matters. We do not serve as counsel to other direct or indirect subsidiaries and affiliates of the Company.

                    We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the due authorization, execution and delivery of all documents by all parties thereto other than the Company.

                    We have further assumed (a) that the interest rate, agent fee and/or effective interest cost of each Note, when issued, will be within the limitations with respect thereto imposed by the OPUC and by the Company's Board of Directors, (b) that no floating rate Notes will be issued until the Company's Board of Directors shall have authorized the same, and (c) that Notes will be issued only during the period of authorization specified by the OPUC.

                    As used in this opinion, the expression "to the best of our knowledge" with reference to matters of fact means that, after an examination of the documents made available to us by the Company and after inquiries of officers or employees of the Company, we find no reason to believe that the opinions expressed herein are factually inaccurate; but beyond that, we have not made an independent factual investigation for the purpose of rendering this opinion.

                    Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

                    (1)  (a)  The Company is a corporation duly
               incorporated, validly existing and in good standing under the laws of the State of Washington, is duly qualified to do business and in good standing as a foreign corporation under the laws of the States of California, Idaho, Montana and Oregon, and has adequate corporate powers and has all material required approvals and authorizations to own, lease and operate its properties and to transact an electric and/or gas public utility business in such States as described in the Registration Statement, the Prospectus and the Incorporated Documents. The Company has adequate corporate powers to execute and deliver, and perform its obligations under, the Distribution Agreement and the Company Documents.

                         (b) Each of the Company's following subsidiaries, Avista Corp., Pentzer Corporation, Avista Energy, Inc., Avista Advantage, Inc., and Washington Irrigation & Development Company, is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington.

                    (2) The WUTC, CPUC, IPUC and OPUC have entered appropriate orders authorizing the issuance and sale by the Company of the Notes on the terms set forth or contemplated in such orders (the "Commission Orders"); each of the Commission Orders, to the best of our knowledge, remains in full force and effect on the date of this opinion; and no further approval, authorization, consent or other order of, or filing with, any governmental agency of the States of Washington, California, Idaho, Montana and Oregon is legally required for the authorization of the issuance and sale by the Company of the Notes or in order for the Company Documents to constitute valid and binding obligations of the Company.

                    (3) The Distribution Agreement and the Company Documents (other than the Notes) have been duly authorized, executed and delivered by the Company, and the Notes have been duly authorized by the Company.

                    (4) The execution, delivery and performance by the Company of its obligations under the Distribution Agreement and the Company Documents, and the issuance and sale by the Company of the Notes will not (A) breach or violate the Company's Restated Articles of Incorporation, as amended, or Bylaws, as amended, or (B) breach or violate, or constitute a default under, (i) any order of any court or governmental agency of such States having jurisdiction over the Company or any of its properties which is material to the Company or
               (ii) any contract, indenture, mortgage, agreement or other instrument for borrowed money to which the Company is a party or to which any of its properties is subject and which is listed as an Exhibit to the 10-K, except that we express no opinion as to any such contract, indenture, mortgage, agreement or other instrument which is addressed in the separate opinion to you of Reid & Priest LLP.

                    (5) Except as described in the Registration Statement, the Prospectus or the Incorporated Documents, to the best of our knowledge, there are no legal or governmental proceedings, either pending or overtly threatened in writing, which arise out of the operations of the Company in the States of Washington, California, Idaho, Montana or Oregon to which the Company is a party or to which the Company or any of its properties are subject and which are material to the Company, other than ordinary, routine legal or governmental proceedings incidental to the kind of business conducted by the Company.

                    (6) The descriptions of legal or governmental proceedings contained in Item 8 (Note 17) of the 10-K are fair and accurate descriptions thereof in all material respects.

                    As noted above, we are general counsel to the Company and certain of its subsidiaries and we represent them on various, but not all, matters, and we are counsel to its subsidiary Avista Energy, Inc. and we represent it on certain specific matters, but not all, matters. Our involvement in the preparation of the Registration Statement, the Prospectus and the Incorporated Documents was limited to generally reviewing drafts thereof prepared by the Company or other counsel to the Company and to participating in the conferences referred to below. However, we have not been engaged to make the ultimate determination of materiality for purposes of, or to determine the wording and degree of disclosure contained in, the Registration Statement, the Prospectus or the Incorporated Documents; we have not been engaged to advise the Company with respect to compliance with securities laws; and we have not otherwise acted as securities law counsel to the Company.

                    Accordingly, in such capacity during the course of the preparation by the Company of the Registration Statement, the Prospectus and the Incorporated Documents, we have participated in conferences with certain officers and other employees of the Company, with other counsel for the Company, with you and your counsel, and with Deloitte & Touche LLP, the independent certified public accountants who examined the financial statements included in the Registration Statement, the Prospectus and the Incorporated Documents, but we have made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Registration Statement, the Prospectus or the Incorporated Documents, and we take no responsibility therefor, except as set forth in paragraph
          (6) above and insofar as such information relates to us.

                    The nature and extent of our engagement by the Company and our participation in the above-mentioned conferences, as described above, would not necessarily be adequate to bring to our attention all matters which could be deemed material or to enable us to make a valid assessment of the materiality of such matters as were brought to our attention or of the wording and degree of disclosure contained in the Registration Statement, the Prospectus or the Incorporated Documents.

                    However, during the course of our examination of the Registration Statement, the Prospectus and the Incorporated Documents and our participation in the above-mentioned conferences, nothing came to our attention which gives us reason to believe that, when the Registration Statement became effective, the Registration Statement, the Prospectus and the Incorporated Documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus, as then amended or supplemented, and the Incorporated Documents contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not express any belief as to any financial statements or other financial or statistical information, data or computations contained in the Registration Statement, the Prospectus or the Incorporated Documents, as to any statements contained in the Statements of Eligibility (Form T-1) under the Trust Indenture Act with respect to the Trustee, or as to any portions of the Registration Statement or the Prospectus other than the sections entitled "The Washington Water Power Company" and "Use of Proceeds" and Part II of the Registration Statement.

                    The opinions expressed above are limited to the laws of the States of Washington, California, Idaho, Montana and Oregon (excluding therefrom principles of conflicts of laws, state securities or blue sky laws, and laws of political subdivisions of such States). For purposes of the opinion expressed in paragraph (4) above, we have assumed that any document referred to therein which is not stated to be governed by the laws of the States of Washington, California, Idaho, Montana and Oregon would be enforced as written.

                    This opinion is limited to the opinions and confirmations expressed above, and no additional opinions or confirmations are to be implied or inferred. Without limiting the generality of the foregoing, it is specifically understood that we express no opinion or confirmation as to (i) whether the Distribution Agreement, the Company Documents or related documents constitute legal, valid and binding obligations, enforceable in accordance with their terms, or (ii) the description of the Notes or related documents contained in the Registration Statement and Prospectus.

                    This opinion is being delivered as of this date solely in connection with the issuance and sale of the Notes for the benefit of the addressees hereof. The Chase Manhattan Bank, as Trustee under the Indenture, is hereby also authorized to rely upon this opinion in connection therewith as if it were addressed to it. Sullivan & Cromwell is hereby also authorized to rely upon this opinion with respect to paragraphs (1), (2) and (3) above in connection therewith as if it were addressed to them. This opinion is not being delivered, nor may it be relied upon, for any other purpose; this opinion is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Notes or any other party to which it is not specifically addressed or to which reliance is not expressly permitted hereby; and this opinion is not to be used, delivered, circulated, quoted or otherwise referred to except as expressly permitted hereby.

                    This opinion is given as of the date hereof, without any obligation upon us to update this opinion or to advise the addressees hereof or any other party of any changes in circumstances or laws that may hereafter be brought to our attention or occur which may affect this opinion.

                                             Very truly yours,

                                             PAINE, HAMBLEN, COFFIN,
                                               BROOKE & MILLER LLP

                                                                   ANNEX IV


                        [FORM OF OPINION OF REID & PRIEST LLP]




                                                             ,
                                                  -------- --  ----


          Morgan Stanley & Co. Incorporated
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          Salomon Brothers Inc



          c/o  Morgan Stanley & Co. Incorporated
               1585 Broadway
               New York, New York 10036


          Ladies and Gentlemen:


                    This opinion is being delivered to you pursuant to
          Section     of the Distribution Agreement, dated          , 1998
                  ---                                      ------ --
          (the "Distribution Agreement"), between you as Agents and The Washington Water Power Company, a Washington corporation (the "Company"), relating to the issuance and sale from time to time by the Company of up to $250,000,000 in aggregate principal amount of its Medium-Term Notes, Series C (the "Notes"), to be
          issued under an Indenture, dated as of           , 1998, by and
                                                 ------- --
          between the Company and The Chase Manhattan Bank, as trustee (the "Trustee").


                    Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement. The Indenture (including the Officer's Certificate establishing the terms of the Notes) and the Notes are sometimes collectively referred to herein as the "Company Documents."


                    In connection with rendering this opinion, we have examined, or are generally familiar with, the following: (a) the Restated Articles of Incorporation, as amended, and the Bylaws, as amended, of the Company; (b) the Distribution Agreement; (c) the Company Documents; (d) the Registration Statement for the registration under the Securities Act of 1933, as amended (the "Act"), of $250,000,000 in aggregate amount of the Company's debt securities and for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Indenture, which registration statement, as amended by Amendment No. 1
          thereto, became effective on          , 1998; (e) the Prospectus
                                       ------- -
          filed with the SEC pursuant to Rule 424 under the Act; and (f) the documents incorporated by reference into the Registration Statement. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the certificates evidencing the Notes, except a specimen thereof.


                    As to various questions of fact (but not as to the legal conclusions contained therein) material to the opinions set forth below, in rendering such opinions we have relied, with your permission, upon certificates of public officials, certificates of officers or other employees of the Company, representations of the Company in the Distribution Agreement, and other oral or written assurances by officers or other employees of the Company. We do not serve as counsel to direct or indirect subsidiaries or affiliates of the Company, and, as to various questions relating to the activities of such subsidiaries and affiliates, we have further relied upon certificates of officers thereof.

                    We have assumed, consistent with the opinion of even date herewith rendered to you by Paine, Hamblen, Coffin, Brooke & Miller LLP, that the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington and is duly qualified to do business and in good standing as a foreign corporation under the laws of the States of California, Idaho, Montana and Oregon, and has adequate corporate powers to execute and deliver the Distribution Agreement and the Company Documents; that the Distribution Agreement and the Company Documents (other than the Notes) have been duly authorized, executed and delivered by the Company, and the Notes have been duly authorized by the Company; and that all approvals, authorizations, consents, other orders or filings required under the laws of the States of Washington, California, Idaho, Montana and Oregon in order for the Company Documents to constitute valid and binding obligations of the Company have been obtained. We have not been engaged by the Company with respect to the matters so assumed; however, during the course of such examinations as we have made for the purposes of the opinions enumerated below, nothing came to our attention which leads us to believe that such assumptions are not correct.

                    We have further assumed (a) that the interest rate, agent fee and/or effective interest cost of each Note, when issued, will be within the limitations with respect thereto imposed by the OPUC and by the Company's Board of Directors, (b) that no floating rate Notes will be issued until the Company's Board of Directors shall have authorized the same, and (c) that Notes will be issued only during the period of authorization specified by the OPUC.

                    Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

                    (1) the Indenture has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, except to the extent the enforcement of the Indenture may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus;

                    (2) the Notes, when duly authenticated and delivered by the Trustee in accordance with the Indenture and issued, delivered and paid for in accordance with the Distribution Agreement, will be duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, in the form contemplated by and entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, except to the extent the enforcement of the Notes may be limited by any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally, by general principles of equity (whether asserted in an action in equity or at law) and by rules of law governing specific performance, injunctive relief, foreclosure, receivership and other equitable remedies; and the Notes conform in all material respects to the description thereof contained in the Prospectus;

                    (3) the execution, delivery and performance by the Company of its obligations under the Distribution Agreement and the Company Documents and the consummation of the transactions contemplated therein and compliance by the Company with its obligations thereunder will not (A) conflict with the Company's Restated Articles of Incorporation, as amended, or Bylaws, as amended, or (B) result in the breach or violation of any terms or provisions of, or constitute a default under, (i) the Company's Mortgage and Deed of Trust dated as of June 1, 1939, to Citibank, N.A., as trustee, (ii) the Indenture, dated as of July 1, 1988, of the Company to Chemical Bank, (iii) the Lease Agreement, dated as of December 15, 1986, between the Company and IRE-4 of New York, Inc. and all agreements of the Company associated therewith, (iv) the Loan Agreement, dated as of October 1, 1989, between the Company and the City of Forsyth, Rosebud County, Montana, and all agreements of the Company associated therewith, (v) the Indenture, dated as of January 1, 1997, of the Company to Wilmington Trust Company, (vi) the Agreement for Lease and the Lease Agreement, each dated as of February 26, 1993, between the Company and WP Funding, Limited Partnership, and all agreements of the Company associated therewith, (vii) the Amended and Restated Declaration of Trust of Washington Water Power Capital I, dated as of January 23, 1997, or
               (viii) the Amended and Restated Declaration of Trust of Washington Water Power Capital II, dated as of June 3, 1997;

                    (4) no approval, authorization, consent or other order of, or filing with, any governmental agency of the State of New York or of the United States of America is required under the respective laws of such jurisdictions in order for the Company Documents to constitute valid and binding obligations of the Company;

                    (5) the Company is not and, after giving effect to the offering and sale of the Notes, will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended; and

                    (6) the Registration Statement and Prospectus (except the financial statements and other financial and statistical data contained therein and any information furnished to the Company by the Agents expressly for use therein, upon which we do not pass) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the applicable instructions, rules and regulations promulgated thereunder; the Registration Statement has become effective under the Act and, to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Act.

                    We have acted as counsel to the Company primarily with respect to general compliance with the federal securities laws and specific financing and other corporate transactions. Our engagement regarding such compliance was limited to advising the Company as to the requirements of such laws and the rules and regulations of the SEC thereunder, assisting the Company in the assessment of the materiality of particular matters brought to our attention and generally reviewing, with a view toward such compliance, drafts prepared by the Company of the documents incorporated by reference into the Registration Statement and the Prospectus. We have not acted as general counsel to the Company and have not, except for specific purposes, attended meetings of the Board of Directors of the Company, or committees thereof, or of officers of the Company; nor have we otherwise been in a position to become aware of matters not specifically brought to our attention by officers or other employees of, or other counsel to, the Company.


                    Accordingly, in the course of the preparation by the Company of the Registration Statement and the Prospectus, we participated in conferences with certain officers and other employees of the Company, with other counsel for the Company, with you and your counsel, and with Deloitte & Touche LLP, the independent certified public accountants who examined the financial statements included in the Registration Statement and the Prospectus, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Registration Statement or the Prospectus, and we take no responsibility therefor, except insofar as such information relates to us and as set forth in paragraphs (1) and
          (2) above. In passing upon the forms of the Registration Statement and Prospectus in paragraph (6) above, we have, therefore, assumed the accuracy and completeness of such representations, statements and information, except as aforesaid.


                    The nature and extent of our engagement by the Company and our participation in the preparation of the Registration Statement and the Prospectus, as described above, would not necessarily be adequate to bring to our attention all matters which could be deemed material or to enable us to make a valid assessment of the materiality of such matters as were brought to our attention.

                    However, during the course of our examination of the Registration Statement and the Prospectus, and our participation in the above-mentioned conferences, nothing came to our attention which gives us reason to believe that (A) when the Registration Statement became effective, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus, as then amended or supplemented, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that we do not express any belief as to any financial statements or other financial or statistical information, data or computations contained in the Registration Statement or the Prospectus or as to any statements contained in the Statements of Eligibility (Form T-1) under the Trust Indenture Act with respect to the Trustee; or (B) there exist any material contracts which are required to be filed as exhibits to the Registration Statement which have not been so filed.

                    The opinions enumerated above are limited to the laws of the State of New York and the federal law of the United States of America (excluding therefrom principles of conflicts of laws and state securities or blue sky laws). To the extent that such opinions relate to or are dependent upon matters governed by the laws of other States, they are based upon the assumptions set forth above or otherwise upon the legal conclusions set forth in the aforesaid opinions of Paine, Hamblen, Coffin, Brooke & Miller LLP. For purposes of the opinion expressed in Paragraph 3 above, we have assumed that any document referred to therein which is not stated to be governed by the law of the State of New York would be enforced as written.

                    The Chase Manhattan Bank, as trustee under the Indenture, is hereby authorized to rely upon this opinion as if it were addressed to it. This opinion is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Notes or any other party to which it is not specifically addressed or to which reliance is not expressly permitted hereby.


                                             Very truly yours,



                                             REID & PRIEST LLP

                                                                    ANNEX V

                    [Contents of Letter of Deloitte & Touche LLP]

                    The letter of Deloitte & Touche LLP will state in effect that:

                    (1) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Rules and Regulations.

                    (2) In their opinion, the financial statements audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the Rules and Regulations.

                    (3) They performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on any unaudited condensed consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q and incorporated by reference in the Prospectus.

                    (4) On the basis of procedures referred to in such letter, including a reading of the latest available minutes of the Board of Directors of the Company and a reading of the latest available interim financial statements of the Company and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

                    (a) the unaudited income statement and balance sheet amounts, if any, included in the Prospectus were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements incorporated by reference in the Prospectus;

                    (b) the unaudited condensed consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q, if any, incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder applicable to reports on Form 10-Q or are not in conformity with generally accepted accounting principles on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Prospectus;

                    (c) at the date of the latest available internal balance sheet of the Company, there was any change in the capital stock, notes payable or long-term debt or any decrease in the net assets or shareholders' equity of the Company, or, at a subsequent specified date not more than five days prior to the date of such letter, there was a change in the capital stock, notes payable or long-term debt of the Company, in each case as compared with the amounts shown in the most recent balance sheet of the Company incorporated by reference in the Prospectus, except for 1. increases in capital stock resulting from the issuance of shares pursuant to employee benefit plans and the Company's Dividend Reinvestment and Stock Purchase Plan, 2. decrease in long-term debt resulting from amortization of debt premium or increases in long-term debt premium or increases in long-term debt resulting from draw-downs of funds held in trust, 3. decreases in net assets resulting from the declaration of dividends, 4. changes or decreases which the Prospectus discloses have occurred or may occur and 5. such other changes or decreases as may be set forth in such letter; or

                    (d) at the date of the latest available internal balance sheet of the Company, there was any decrease, as compared with the most recent twelve-month period for which operating revenues and net income are included or incorporated by reference in the Prospectus, in such amounts, except in all cases for changes or decreases which the Prospectus discloses have occurred or may occur or as may be set forth in set letter.

                    (5) In addition to their examination referred to in their report in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to the dollar amounts, percentages and other financial information, (in each case to the extent that such dollar amounts, percentages and other financial information, either directly or by analysis or computation, are derived from the general accounting records of the Company) which appear in the Company's annual report on Form 10-K for its most recent fiscal year in Item 1, "Business", Item 6, "Selected Financial Data" and Item 7 "Managements's Discussion and Analysis of Financial Condition and Results of Operations" and have found such dollar amounts, percentages and financial information to be in agreement with the accounting records of the Company.